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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-92449 and 333-10041) of Catalyst Semiconductor, Inc. of our report dated May 23, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/S/ PricewaterhouseCoopers LLP


San Jose, California
July 23, 2001